SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                        August 23, 1999 (August 6, 1999)


                              WorldCall Corporation
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


      0-14873                                            84-0897771
(Commission File Number)                    (I.R.S. Employer Identification No.)




  321 W. Lake Lansing Road, Asher Court, Suite 100, E. Lansing, Michigan 48823
              (Address of Principal Executive Offices)                (Zip Code)


Registrant's Telephone Number, Including Area Code: (517) 333-5277

Item 2.  Acquisition or Disposition of Assets

     On August 6, 1999, WorldCall Corporation and its wholly-owned subsidiary, Combustion Energy Co. (collectively, the "Company"), sold all of the assets of Herth Printing and Business Supply, a printing business located in Reno, Nevada ("Herth"), to William R. Gillis and Melissa R. Gillis for a purchase price of $195,000, payable $15,000 at closing with the balance payable under the terms of a promissory note. The buyer also agreed to assume Herth's debts and liabilities, including its obligation to pay the approximate balance of $198,000 due under an agreement for the purchase of a printing press. The promissory note, in the original principal amount of $180,000, bears interest at the rate of 9% per annum and provides for equal monthly payments, including interest, of $2,896 until fully paid, plus three additional principal payments of $9,000 which are due on September 1, 200, 2001 and 2002. The promissory note is collateralized by a security interest in the assets which were sold. The purchase price and terms of purchase were determined based on the arm's length negotiations of the parties.

Item 7.  Financial Statements and Exhibits

     (a)  Financial Statements of businesses acquired.

          Not Applicable.

     (b)  Pro forma financial information.

     It is impracticable for the Company to file pro forma financial statements taking into account the disposition of assets described in Item 2 of this Current Report on Form 8-K concurrently with the filing of this Report. Such pro forma financial statements will be filed with the Commission as soon as available, but in no event later than 60 days after the date hereof.

     (c)  Exhibits.

10.1 Agreement to Buy and Sell Assets date August 6, 1999 among WorldCall Corporation, Combustion Energy Co., William R. Gillis and Melissa R. Gillis.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WorldCall Corporation
                                            (Registrant)

                                            By /s/ Richard A. Cascarilla
                                            ------------------------------------
                                            Richard A. Cascarilla, President
Dated: August 23, 1999

                        AGREEMENT TO BUY AND SELL ASSETS

     This Agreement, made this ___, day of August, 1999 by and between WorldCall Corporation., a Delaware Corporation and Combustion Energy Co, a Nevada Corporation a wholly owned subsidiary of WorldCall Corporation, collectively referred to as the "Sellers", with their offices located in East Lansing, Michigan, and William R. Gillis and Melissa R. Gillis, husband and wife, who reside at 4542 Park Rose Circle, Reno, NV, collectively referred to hereinafter as "GILLIS"

     WHEREAS, it is the desire of the Seller to sell all of the assets of a certain business known as Herth Printing and Business Supply, ("Herth") located in Reno, Nevada;

     WHEREAS, it is the desire of GILLIS to purchase all assets of Seller in a printing business located in Reno, Nevada;

     NOW THEREFORE, it is agreed between the parties hereto as follows:

                                        I

     Seller hereby agrees to sell and Purchasers hereby agrees to purchase all of Seller's assets in the HERTH PRINTING AND BUSINESS SUPPLY under following terms and conditions:

     A. Equipment, furniture, goodwill, and other personal property as set forth on Schedule A for the sum of One Hundred Ninety Five Thousand ($195,000.00) Dollars payable Fifteen Thousand and no/100 Dollars ($15,000.00) at the closing and the balance payable according to the terms of a promissory note substantially as that attached hereto as Schedule B;

     B.   The purchase  price shall be allocated as follows:
          Equipment,   furniture  and  all  other   personal
          property    including   a   1987    Toyota,    VIN
          #JT3YR26W5H5040996                                            $125,000

          Goodwill                                                       $70,000

          TOTAL                                                         $195,000



                                       II

     The Seller covenants and agrees as follows:

     That prior to closing it will deliver to Purchaser the following documents:

     1.   A properly executed copy of this agreement.

     2.   A resolution of the Board of Directors of WORLDCALL

          CORPORATION and COMBUSTION ENERGY COMPANY, authorizing this sale to GILLIS, and authorization to execute this agreement;

     3. One (1) Bill of Sale for the assets of HERTH, attached hereto as Exhibit D.

     4. A Security Agreement and Financing Statement substantially as those attached hereto as Schedule C.

     5. An assignment of such agreements and/or contracts as requested by GILLIS.

                                       IV

     The Seller represents, warrants to and covenants with GILLIS as follows:

     A. That it is the sole owner of the business assets which are being transferred to GILLIS pursuant to this agreement, free and clear of all debts, liens, encumbrances or security interests except as set forth herein;

     B. That it has complied with all laws, rules, ordinances and regulations of all local,

                                       4.

          state  and  federal   governments  having   jurisdictions  over  their
          activities.

     C. That as of the date of closing there will be no liabilities, absolute or contingent, which have not disclosed to GILLIS, and will adversely affect the use of the equipment which is being sold to GILLIS. That the performance of this agreement to sell and transfer all of Seller's assets to GILLIS will not result in any breach of contract or agreement, or constitute a default or result in creation of any lien against the assets which are subject of this agreement.

     D. That there are no suits, investigations, government proceeding or litigation pending or threatened against Seller or to the best of Seller's knowledge are any of the above contemplated.

     E. That between now and the date of closing, Seller will not do the following:

          (a)  operate the business other than in its regular ordinary course;

          (b) impair the condition of the property and assets to be transferred hereunder;

          (c) enter into any transaction other than the ordinary course of business.

     F. That the Seller does not have any union contracts executed or contemplated and to the best of Seller's knowledge there have been no union organizational meetings by Seller's employees.

     G.   All appliances, equipment and fixtures are sold AS IS.

                                        V

          That GILLIS warrants to and covenants with Seller as follows:

                                       5.

     A. That GILLIS hereby agrees to execute the Security Agreement, Financing Statement and Promissory Note, attached hereto as Schedules B, C and D, and made a part hereof.

     B.   To make the payments under the Promissory Note according to its terms.

     C. To pay all debts, secured and unsecured, of any kind owed by the business entity known and operated as HERTH PRINTING AND BUSINESS SUPPLY including but not limited to any city, state or federal taxes, trade creditors, suppliers and employees and will hold SELLERS harmless from any liability including attorney fees.

     D. GILLIS will be solely responsible for all wages, commissions, bonuses and any other compensation for all employees both current and past.

     E. To make all payments under the Machinery Contract dated May 3, 1996 between Man Roland and Combustion Energy Company for the Printing Press, Serial # 7708, approximate balance of $198,000.00

                                       VI

     The Parties hereto mutually covenant and agree with each other as follows:

     A. That GILLIS will be responsible for all personal property taxes up to the date of closing;

     B. That GILLIS will be responsible for all utilities up to date of closing and will reconnect them in Purchaser's name on the date of closing. That the parties mutually covenant and agree to cooperate with each other in the filing of any forms required by Internal Revenue Service regarding the transaction described in


                                       6.

          this Agreement;

     C. That the closing shall be held at the office of Hartman And Armstrong, 427 W. Plumb Lane., Reno, Nevada on or before August 7, 1999;

     D. That GILLIS has had full access to all financial records, bank accounts, payroll information including tax returns for HERTH;

     E. There are no promises, representations or warranties about the future profitability or success of HERTH or the retention of any customers;

     F. That no brokers or finder is entitled to any brokerage or finder's fee or other commission or fee from SELLER or GILLIS regarding this sale.

     G. That all of SELLERS inventory is of a quality and quantity usable in the ordinary course of business.

     H. This agreement may be signed in several counter parts each counterpart acting as an original. This agreement shall be interpreted in accordance with laws of the State of Nevada.

     I. All controversies arising under or in connection with, or relating to any alleged breach of this Agreement shall be first submitted to the parties in an attempt to resolve be problems, if possible. If the controversies cannot resolved in this fashion, it shall be settled by arbitration in Reno, Nevada, in accordance with the rules then obtaining of the Association and judgment upon any American
          Arbitration ward rendered may be entered in any court having jurisdiction. Potential arbitrators, the American Association shall be instructed to in selecting Arbitration only suggest arbitrators who have knowledge and background in the of

                                       7.

          the accounting practices related thereto.

     J.   Any notices  required or permitted to be given by the parties shall be
          deemed   sufficient  if  mailed  by  certified  mail,  return  receipt requested to the parties.

     K. This Agreement shall be binding on the parties hereto, their assigns and successors in interest.


     IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written.


In the Presence of:                                      ASSET PURCHASERS:

-------------------------                            --------------------------
                                                         WILLIAM R. GILLIS
-------------------------


-------------------------                            --------------------------
                                                         MELISSA R. GILLIS

------------------------

                                                ASSET SELLER:
                                                WORLDCALL CORPORATION

-------------------------                   By:
                                                --------------------------------
                                                Richard A. Cascarilla, President
-------------------------


In the Presence of:                             ASSET SELLER:
                                                COMBUSTION ENERGY COMPANY

-------------------------                   By:
                                                --------------------------------
-------------------------                       Richard A. Cascarilla, President


                                       8.

                                FIXED ASSET LIST
                    HERTH PRINTING & BUSINESS SUPPLIES, INC.
                           (Front Portion of Building)

One Macintosh 5200 LC series
#SO5263B04B7 and associated
devices (Zip & SyQeust Drive)                               Sorter Stand, Paper                                1
Apple /600PS laser printer                       1          Sorter-File                                        8
Apple Macintosh SE30                             1          Stack Files                                        17
Adding Machine, Sharp EL-1630-A                  1          Stack Wall File                                    1
Adding Machine, Royal 9300 PD                    1          Staplers, Desk                                     6
Bell                                             1          Strip Outlet                                       5
Bookshelf, Metal w/Misc. Source                  1
Books                                                       Table, 6-foot                                      2
Cabinet, Pressboard                              1          Tape dispenser, double roll                        1
Calculator, Canon LS-83H                         1          Tape dispenser                                     4
Calculator, TI-1795                              1          Toaster, Procter Silex                             1
Calculator, TI-5038                              1          Toilet Brush                                       1
Chest                                            1          Two-Hole Punch                                     2
Cleaning Supplies                                Misc.      Wall Clocks                                        2
Coffee maker, Mr. Coffee                         1          Wallfile                                           8
Copier, Xerox EA1                                1          Wastebasket                                        12
Computer Stand, Peanut                           1
Computer Table                                   3
Desk                                             9
Desk, w/return                                   1
Executive Chair                                  2
Hat Tree                                         1
Fax Machine, Sharp UX-105                        1
Fire Extinguishers                               1
File Cabinet, 2-drawer, wooden                   1                APPLE COMPUTER AREA
File Cabinet, 4-drawer, Letter                   1          Apple Laserwriter 4/600 PS                         1
Filing Tub (Black)                               1          Artec Viewstation A6000C scanner                   1
Forms Book, Standard Forms                       2          Global Village Teleport Modem                      1
Front Counter 2.5' x 7'                          1          Keyboard                                           1
Kitchen Utensils                                 Misc.      Mouse and Pad                                      1
Mail Scale, Pelouze X2                           1          Power Computing 17" monitor
Phone System-Meridian - 8 stations               1          Power Computing PTP225                             1
Pictures, Old (in front office)                  10         Software, Several Programs                         Misc.
Room Dividers 6'x 6'                             2
Secretary Chair                                  7
Side Chair, Black                                2
Side Chair, Brown                                3
Small Table (Copier)                             1


                                       9.

Software, Nortun Utilities for                   1
Macintosh
Software, Quark 4.0 for Macintosh                1
Software, MYOB for Macintosh                     1
Software, System 8.0 for Macintosh               1
Sorter, Accordion                                2


                                FIXED ASSET LIST
                    HERTH PRINTING & BUSINESS SUPPLIES, INC.
                          (Print Shop Area of Building)

55-gallon trash cans                            7           Numbering Machines                               10+
Bar Stool                                       1           PMT Processor                                    1
Batter Charger - Automotive                     1           Padding Stations                                 3
Binder, Punch & Inserter (ibimatic)             1           Pallet Jack                                      1
Cardboard Boxes, Flat                           Misc.       Paper Rack                                       2
Camera, Brown 2000 Horizontal                               Platform, Rolling,3"x6'                          1
  With Halogan Light Source                     1           Plate Processor, Auto                            1
Cart, Rolling                                   6           Plate Punches, GTO and Hamada                    2
Cart, Paper                                     1           Press, AB Dick                                   2
Chemicals                                       Misc.       Press, Hamada 660 CD w/supplies                  1
Clip Boards                                     4           Press, Heidelberg GTO 46                         1
Coffeemaker, Mr. Coffee                         1           Press, Man Roland 202 w/supplies                 1
Commercial                                                  Press, Miehle Vertical Letterpress               1
Compressor, Rand 4000                           1           Refrigerator, Whirlpool                          1
Computer Workstataion, Kaypro                   1           Rollem Auto-4 perf/score machine                 1
Computer Monitor                                1           Saw, Hammond Glider                              1
Computer Keyboard                               1           Scale, Ink                                       2
Credenza w/misc. supplies                       1           Scale, Pelouze, Parcel Post 70#                  1
Cutter, Challenge 30"                           1           Security Control Panel                           1
Desensitometer w/reader                         1           Secretary Chair                                  5
Desk                                            3           Shelf Unit w/Ink                                 Misc.
Dies, Scores and Rules                          Misc.       Shelf, Metal w/ink                               Misc.
Drill, Paper, Challenge w/supplies              1           Shrink-Wrap Material, Rools                      3
Drill, Makita hand drill                        1           Soc-Box Numbering Machine                        1
Electrical Outlet Strip                         1           Sink, 5-hole plastic                             1
Fan                                             2           Stack files                                      11
File Cabinets, 4-drawer                         14          Step-Stool, 2-step                               1
Film                                            Misc.       Step-Stool, 3-step                               1
Film Processor, Devotec                         1           Stepper, Stair, 6-foot                           1
Fire Extinguishers                              5           Stitcher, Box                                    1
Folder, Challenge Pro-Fold                      1           Stitcher, Interlake                              1
Forklift, Clark, Propane (Old)                  1           Snow Shovel                                      1
Grinder, Bench                                  1           Sorter Bin, 2.5' x 10'                           1


                                       10.

Hell Boxes                                      2           Supplies (solvents, etc)                         Misc.
Jay Bar, 8-foot                                 1           Table, Typing                                    2
Jack, Scissor                                   1           Table, Slant for Miehle                          1
Jogger, Paper                                   1           Time Clock, Latham                               1
Ladder, 6-foot Step                             1           Timer, Cra-Lab                                   1
Laminator, Plastic                              1           Toolbox, Craftsman 2-tier, Rolling               1
Letterpress Stone & Furniture                   Misc.       Tools, in toolbox and thruout shop               Misc.
Light Frame & Ascor Console with                1           Vice, table                                      1
Light Source                                                Wallboard (Markers/Erasable)                     2
Light, "Flash"                                  1           Wall Files                                       2
Light Table, Jet Line                           1           Waste Basket                                     2
Light Table, Small                              1           Wire Basket                                      1
Litho Plates & Screens                          Misc.       ViewLight-Light Booth viewstation                1
Microwaves                                      2
Mop & Bucket                                    1
Miscellaneous raw stock inventory
at approximately $10K value

Customer files back to 1990




                                                               Salvage Value Only Items
Hand trucks                                      4          ***Battery Charger, Ferro Mac                       1
1990 Toyota Van                                  1          ***Film Processor                                   1
                                                            ***Plate Processor, Kodak                           1
                                                            ***Miehle Vertical                                  1
                                                            ***Platemaker, Sandmar                              1
                                                            ***Paper Feeder, Norfin                             1
                                                            ***Man Lift, Electric                               1
                                                            ***Computer Printer, Epson                          1


                                       11.